UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 13, 2006
                                                        -----------------

                               TRIMAX CORPORATION

              (Exact name of registrant as specified in its charter)

          Nevada                      0-32479                    76-0616468
          ------                      -------                    ----------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of  incorporation)                                      Identification  No.)


              2 Lombard Street, Suite 204, Toronto, Ontario M5C 1M1
              -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code:  (416) 368-4060
                                                            --------------

         (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
                                    230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                   240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                            Act (17 CFR 240.13e-4(c))

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Section  8  -  Other  Events

     Item  8.01  Other  Events

     On January 24, 2006 the Company filed a DEF 14A PROXY STATEMENT wherein the Company was seeking written consent of a majority of the shareholders for the purpose of adopting and approving the (i) Amended and Restated Articles of Incorporation, including a change in the name of the Company to PLC
     Network Solutions Ltd. and a change in the authorized stock of TRIMAX CORPORATION to add 150,000,000 shares of common stock and 30,000,000 shares of preferred stock, par value $0.001 per share.

     The Company did not receive the consent of a majority of the shareholders by the established date of February 13, 2006. Therefore the Company did not complete a name change nor change the authorized stock.



                                 The SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TRIMAX CORPORATION
                              (formerly KIWI Network Solutions Inc.)

Date:  February  20,  2006               /s/  Derek Pepler
                                         -----------------
                                         Derek  Pepler,  President